                                                                   EXHIBIT 10.20

                       TUCOWS INC. STOCKHOLDER AGREEMENT

    THIS STOCKHOLDER AGREEMENT ("Agreement"), dated as of March 27, 2001, is by and between Infonautics, Inc., a Pennsylvania corporation ("Parent"), Tucows Inc., a Delaware corporation (the "Company") and the stockholder of the Company listed on the signature page hereof (the "Stockholder").

                                  WITNESSETH:

    WHEREAS, the Stockholder, as of the date hereof, is the beneficial owner (as defined in Rule 13d-3(a) under the Securities Exchange Act of 1934, as amended) of the number and class of shares of capital stock ("Stock") of the Company set forth below the name of the Stockholder on the signature page hereof (the "Shares");

    WHEREAS, in reliance upon the execution and delivery of this Agreement, Parent and a wholly owned subsidiary of Parent ("Sub") will enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), with the Company which provides, among other things, that upon the terms and subject to the conditions thereof, Sub will be merged with and into the Company, and the Company will become a wholly owned subsidiary of Parent (the "Merger"); and

    WHEREAS, to induce Parent to enter into the Merger Agreement and to incur the obligations set forth therein, the Stockholder is entering into this Agreement pursuant to which the Stockholder agrees to vote in favor of the Merger and the approval of the Merger Agreement and, in the case of holders of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Shares"), to convert the Preferred Shares into shares of the Company's common stock, par value $.001 per share ("Common Stock"), and to make certain agreements with respect to the Shares upon the terms and conditions set forth herein;

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1. VOTING OF SHARES. The Stockholder agrees that until the earlier of (i) the Effective Time (as defined in the Merger Agreement) or
    (ii) the date on which the Merger Agreement is terminated pursuant to its terms (the earliest thereof being hereinafter referred to as the "Expiration Date"), at every meeting of stockholders of the Company at which any of the following matters is considered or voted upon, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company with respect thereto, the Stockholder shall vote, or cause the holder of record to vote, all Shares beneficially owned by the Stockholder as of the date of such vote or consent, and which are entitled to vote as of the date of such vote or consent, (i) for adoption and approval of the Merger Agreement and in favor of the Merger and any other transaction contemplated by the Merger Agreement and (ii) against any Acquisition Proposal (as defined below) other than the Merger. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

        Section 2. COVENANTS OF THE STOCKHOLDER. The Stockholder covenants and agrees for the benefit of Parent that, until the Expiration Date, such Stockholder will:

           (a) not, directly or indirectly, sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition of, any of the Shares beneficially owned by the Stockholder or any interest therein, provided that this restriction shall not apply to any sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or disposition (or contract, option, arrangement or understanding with respect thereto) to any person who agrees to be bound by the terms of this Agreement;

           (b) not grant any powers of attorney or proxies or consents in respect of any of the Shares beneficially owned by the Stockholder, deposit any of such Shares into a voting trust, enter into a voting agreement with respect to any of such Shares or otherwise restrict the ability of the holder of any of the Shares beneficially owned by the Stockholder freely to exercise all voting rights with respect thereto;

           (c) not, and shall direct and cause the Stockholder's agents not to:

               (i) initiate, solicit or seek, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to the Company's stockholders or any of them) with respect to a merger, acquisition, consolidation, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of all or any substantial portion of the assets or any equity securities of, the Company (an "Acquisition Proposal");

               (ii) engage in any negotiations concerning an Acquisition Proposal, or provide any confidential information or data to, or have any substantive discussions with, any person relating to an Acquisition Proposal; or

               (iii) otherwise cooperate in any effort or attempt to make, implement or accept an Acquisition Proposal;

           (d) shall notify Parent immediately if any inquiries, proposals or offers related to an Acquisition Proposal are received by, any confidential information or data in connection with an Acquisition Proposal is requested from, or any negotiations or discussions related to an Acquisition Proposal are sought to be initiated or continued with, the Stockholder, and shall immediately cease and terminate any existing activities, including discussions or negotiations with any parties, conducted heretofore with respect to any of the foregoing and will take the necessary reasonable steps to inform his agents of the obligations undertaken in Section 2(c) above and this Section 2(d).

           (e) take, or cause to be taken, all action, and do, or cause to be done, all reasonable things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

    Section 3. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder represents and warrants to Parent that: (a) the execution, delivery and performance by the Stockholder of this Agreement will not conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which the Stockholder is a party or by which any of the Stockholder's assets may be bound, and, if the Stockholder is a corporation or partnership, the organizational documents of such Stockholder; (b) this Agreement has been duly executed and delivered by the Stockholder and, if the Stockholder is a corporation or partnership, has been duly authorized by all requisite corporate or partnership action of such Stockholder, as the case may be, and upon its execution and delivery by Parent, will constitute a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally, and the availability of injunctive relief and other equitable remedies; (c) the Stockholder is the sole owner of the Shares, and the Shares represent all shares of the Stock beneficially owned by the Stockholder at the date hereof, and the Stockholder does not have any right to acquire, nor is the Stockholder the beneficial owner of, any other shares of Stock or any securities convertible into or exchangeable or exercisable for any shares of Stock (other than shares subject to options granted by the Company or issuable upon conversion of the Shares); (d) the Stockholder has full right, power and authority to execute and deliver this Agreement and to perform the Stockholder's obligations hereunder; and (e) the Stockholder owns the Shares free and clear of all liens, claims, pledges, charges, proxies, restrictions, encumbrances, proxies, voting trusts and voting agreements of any nature whatsoever other than as provided by this Agreement. The representations and warranties contained herein shall be made as of the date hereof and as of each day from the date hereof through and including the Effective Time (as defined in the Merger Agreement). If the Stockholder is an officer or director of the Company, the Stockholder represents and acknowledges that the Stockholder is executing this Agreement in such Stockholder's individual capacity, and not in his capacity as an officer or director of the Company.

    Section 4. ADJUSTMENTS; ADDITIONAL SHARES. In the event (a) of any stock dividend, stock split, merger (other than the Merger), recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Shares or (b) that the Stockholder shall become the beneficial owner of any additional shares of Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 1 (including, without limitation, shares of Stock acquired upon the exercise of options), then the terms of this Agreement shall apply to the shares of capital stock or other instruments or documents held by the Stockholder immediately following the effectiveness of the events described in clause (a) or the Stockholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Shares hereunder.

    Section 5. CONVERSION OF PREFERRED SHARES. Pursuant to Article 4(B)(5) of the Certificate of Incorporation of the Company, as amended, the Stockholder agrees prior to or at the Effective Time to convert all of the Preferred Shares to shares of the Company's Common Stock.

    Section 6. LEGEND. Concurrently with the execution of this Agreement, the Stockholder is surrendering to the Company the certificates representing the Shares, and is hereby requesting that the following legend be placed on the certificates representing such Shares and shall request that such legend remain thereon until the Expiration Date: "The shares of capital stock represented by
this certificate are subject to a Stockholder Agreement, dated as of March   ,
2001, among the holder of this Certificate, Infonautics, Inc. and Tucows Inc. which agreement, among other things, restricts the sale or transfer of such shares except in accordance therewith." In the event that the Stockholder shall become the beneficial owner of any additional shares of Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 1, the Stockholder shall, upon acquiring such beneficial ownership, surrender to the Company the certificates representing such shares or securities and request that the foregoing legend be placed on such certificates and remain thereon until the Expiration Date. The Stockholder shall provide Parent with satisfactory evidence of his compliance with this
Section 6 on or prior to the date ten business days after the execution hereof.

    Section 7. SPECIFIC PERFORMANCE. The Stockholder acknowledges that the agreements contained in this Agreement are an integral part of the transactions contemplated by the Merger Agreement, and that, without these agreements, Parent would not enter into the Merger Agreement, and acknowledges that damages would be an inadequate remedy for any breach by the Stockholder of the provisions of this Agreement. Accordingly, the Stockholder, Parent and the Company each agree that the obligations of the parties hereunder shall be specifically enforceable and neither party shall take any action to impede the other from seeking to enforce such right of specific performance.

    Section 8. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed duly given
(i) upon receipt, if delivered by hand, (ii) one day after deposit, if deposited with a nationally recognized courier service that guarantees next day delivery, or (iii) three business days after mailing, if mailed by registered or certified mail, postage prepaid, return receipt requested, to the Stockholder at the address listed on the signature page hereof, to Parent at 590 North Gulph Road, King of Prussia, PA 19406, Attention:
President and CEO, with a copy to Joanne R. Soslow, Esquire, Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19102, and to the Company at 96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada, Attn: Elliot Noss and Graham Morris, with a copy to David Fox, Esquire, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036, or to such other address as any party may have furnished to the other in writing in accordance herewith.

    Section 9. BINDING EFFECT; SURVIVAL. This Agreement shall become effective as of the date hereof and shall remain in effect until the Expiration Date. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns. Neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned without the prior written consent of the other party.

    Section 10.  GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE OF
PROCESS. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any principles of conflicts of law that would compel the application of the substantive laws of a jurisdiction other than Delaware. Each of the parties hereto hereby consents to the jurisdiction of any state or federal court located within the state of Delaware and irrevocably agrees that all actions or proceedings relating to this Agreement may be litigated in such courts. The parties hereto accept the nonexclusive jurisdiction of the aforesaid courts and waive any defense of forum non convenient, and irrevocably agree to be bound by any judgment rendered thereby (subject to any appeal available with respect to such judgment) in connection with this Agreement. The Stockholder hereby irrevocably appoints Company to serve as his, her or its agent, to receive on his, her or its behalf service of all process in any such proceeding in any such court, such service being hereby acknowledged by the Stockholder to be effective and binding service in every respect. The Stockholder hereby agrees that service upon the Stockholder by mail shall constitute sufficient notice and service of process. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Parent to bring proceedings or obtain or enforce judgments against the Stockholder in the courts of any other jurisdiction.

    Section 11. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement.

    Section 12. EFFECT OF HEADINGS. The section headings herein are for convenience of reference only and shall not affect the construction hereof.

    Section 13. ADDITIONAL AGREEMENTS; FURTHER ASSURANCE. Subject to the terms and conditions herein provided, the Stockholder agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. The Stockholder will provide Parent with all documents which may reasonably be requested by Parent and will take reasonable steps to enable Parent to obtain all rights and benefits provided it hereunder. The Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which the Stockholder is party or pursuant to any rights the Stockholder may have.

    Section 14. AMENDMENT; WAIVER. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by Parent, the Stockholder and the Company, in the case of an amendment, or by the party which is the beneficiary of any such provision, in the case of a waiver or a consent to depart therefrom.

    Section 15. SEVERABILITY. If any term provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

    Section 16. EFFECTIVENESS. This Agreement shall not become effective unless Marvin I. Weinberger and Ms. Fran Solow Weinberger (the "Weinbergers") shall have entered into a shareholders agreement among the Weinbergers, Parent and the Company containing substantially the same terms and conditions as contained herein.

    Section 17. ENFORCEMENT. The Company will upon demand pay to Parent the amount of any and all reasonable expenses of Parent, including the reasonable fees and disbursements of its counsel, which Parent may incur in connection the enforcement of this Agreement by Parent.

    Section 18.  TIME.  Time is of the essence with respect to this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:  /s/ GERARD J. LEWIS, JR.
                                                               ---------------------------------------
                                                               Name: Gerard J. Lewis, Jr.
                                                               Title: Vice President and General
                                                               Counsel

TUCOWS INC.
By: /s/ ELLIOT NOSS
---------------------------------------------
Name: Elliot Noss
Title: President and Chief Executive Officer

STOCKHOLDER
/s/ ELLIOT NOSS
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Elliot Noss
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: Common Shares -- 90,601

                          Series A Convertible Pref. Shares -- 100,379

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ SCOTT SWEDORSKI
---------------------------------------------
(Signature)

/s/ VICTORIA SWEDORSKI
---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Scott A. Swedorski
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 100,201 Common Shares

                          45,083 Series A Conv. Pref Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ GRAHAM MORRIS
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Graham B. Morris
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 26,357 Series A Convertible Preferred Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ MICHAEL COOPERMAN
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
M. Cooperman
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: Series A Conv Pref. Shares -- 63,415

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ PETER VEENENDAAL
---------------------------------------------
(Signature for and on behalf of Redel Inc.)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Redel Inc.
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 285,707 Series A Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ PETER BLAUW
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
STI Ventures N.V.
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 12,265,527 Preferred Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ PETER VEENENDAAL
---------------------------------------------
(Signature for and on behalf of
Parman Holding Corp.)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Parman Holding Corp.
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 6,672,280 Series A Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:  ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ DAVID KEATING
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
David Keating
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 8,807 Series A Conv. Pref. Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ ANTHONY BARNHART
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Anthony Barnhart
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 266 Series A Conv. Pref. Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ LILLIAN CAMPBELL
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Lillian Campbell
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 8,828 Series A Conv. Pref. Shares -- 196,639 Common Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ REBECCA SOBOL
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Rebecca Sobol
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 4,747 Common Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ ELIZABETH COOLBAUGH
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Elizabeth Coolbaugh
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 199,367 Series A Conv. Pref. Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ GALEN FORREST COOK
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Galen Forrest Cook
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 23,734 Series A Conv. Pref. Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ JONATHAN CORBET
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Jonathan Corbet
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 199,367 Series A Conv. Pref. Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ DENNIS TENNEY
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Dennis Tenney
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 47,468 Series A Conv. Pref. Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ COLIN CAMPBELL
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Colin Campbell
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 35,192 Series A Conv. Pref. Shares, 783,857 Common Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ JOHN NEMANIC
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
John Nemanic
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 41,049 Series A Conv. Pref. Shares, 914,351 Common Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ WILLIAM CAMPBELL
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
William Campbell
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 41,049 Series A Conv. Pref. Shares, 914,351 Common Shares

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                                          INFONAUTICS, INC.

                                                          By:
                                                               ---------------------------------------
                                                               Name:
                                                               Title:

TUCOWS INC.
By:
---------------------------------------------
Name:
Title:

STOCKHOLDER
/s/ CHARMAINE D'SILVA
---------------------------------------------
(Signature)

---------------------------------------------
(Signature of Spouse)

Print Name of Stockholder
Charmaine D'Silva
---------------------------------------------

Address:
---------------------------------------------
---------------------------------------------
---------------------------------------------

Number and Class of Shares: 2,000 Series A Pref. Shares